Exhibit 99.1

Solo Brands Announces Leadership Change to Support Its Next Chapter of Growth

•    Updates 2023 Full-Year Sales and EBITDA Guidance

•    Appoints Christopher T. Metz as President and Chief Executive Officer

Grapevine, TX, January 8, 2024 — Solo Brands, Inc. (NYSE:DTC) (“the Company” or “Solo Brands”) an omni-channel platform of beloved brands Solo Stove, Chubbies, Oru Kayak, ISLE, and Icy Breeze today announced the appointment of Christopher T. Metz as its new President, Chief Executive Officer (“CEO”) and Director of the Board effective January 15, 2024. Mr. Metz succeeds John Merris, who will mutually separate from the Company as its President, CEO and Director effective as of the same date.

Mr. Metz has more than 25 years of experience leading consumer and durable goods companies and has compiled a track record of success at every level. He most recently was Chief Executive Officer of Vista Outdoor Inc. (NYSE:VSTO). During his five and a half years at Vista, he strategically repositioned and transformed it into a leading outdoor products company. Under his leadership, Vista grew revenue and profits to historic highs, while deleveraging the company’s balance sheet through record cashflow generation. Mr. Metz drove the transformation of Vista through organic growth, direct to consumer initiatives, strategic acquisitions and astute capital deployment.

“We are thrilled to welcome Chris to Solo Brands as our new CEO. Chris is known for building high performing teams, driving growth and transforming companies. His experience across leading outdoor products companies, including Vista Outdoor, makes him the perfect leader for Solo Brands’ future,” Matt Hamilton, Chairman of Solo Brands’ Board of Directors stated. “Our board is confident that Chris is the right person to grow shareholder value.”

“I am honored to be appointed as Solo Brands’ next President and CEO,” Chris Metz commented. “Solo Brands is a unique business with strong brands that have tremendous potential and a long runway for growth. I look forward to leading the company in its next chapter.”

Matt Hamilton stated, “I would like to take this opportunity to thank John Merris for his leadership over the past several years including taking Solo Brands public. John was instrumental in building Solo Brands into the company it is today. His passion and enthusiasm for our brands will be missed. We wish him all the best for the next step in his career.”

“I am grateful for the amazing blessing it has been to lead Solo Brands over the past five years,” said John Merris. “I want to thank our Board of Directors for their partnership, our team for their incredible work and passion, and our customers for making this journey possible in the first place. I am excited to watch as Solo continues to grow under new leadership and feel confident I am leaving the company in great hands.”

Guidance Update for Fiscal Year 2023

•	Revenue is now expected to be between $490 million and $500 million. This compares to our previous guidance of $520 million to $540 million.

•	Adjusted EBITDA margin (1) is now expected to be in the range of 14% to 15%. This compares to our previous guidance of 17% to 18%.

Andrea Tarbox, interim CFO stated, “Our fourth quarter results came in below expectations as we experienced softer-than-anticipated sales in our direct channel. While our unique marketing campaigns raised brand awareness of Solo Stove to an expanded and new audience of consumers, it did not lead to the sales lift that we had planned, which, combined with the increased marketing investments, negatively impacted our EBITDA. We believe there is a significant opportunity for us to build awareness and that these new campaigns will expand our reach and benefit our brands over the long term.”

The Company’s full year 2023 guidance contains forward-looking statements. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2023 and our other reports filed with the SEC. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this release.

Solo Brands expects to report its fiscal 2023 results and host its earnings conference call in March.

(1)

The Company has not provided a quantitative reconciliation of forecasted adjusted EBITDA margin to forecasted GAAP net income (loss) margin as a percent of net sales, respectively, within this press release because the Company is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. With respect to GAAP net income (loss) margin, these items include, but are not limited to, equity-based compensation with respect to future grants and forfeitures, which could materially affect the computation of forward-looking GAAP net income, and are inherently uncertain and depend on various factors, some of which are outside of the Company’s control.

About Solo Brands

Solo brands, headquartered in Grapevine, TX develops and produces ingenious lifestyle products that help customers create lasting memories. Through an omni-channel distribution model that leverages e-commerce, strategic wholesale relationships and physical retails stores, Solo Brands offers innovative products through four lifestyle brands- Solo Stove, known for its firepits, stoves and accessories. Chubbies, a premium casual apparel and activewear brand, Oru Kayak, innovator of origami folding kayaks, ISLE, maker of inflatable and hard paddle boards and accessories, and Icy Breeze, manufacturer of portable air-conditioning cooler units.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding expectations of achieving long-term profitability and our anticipated GAAP and non-GAAP guidance for the fiscal year ending December 31, 2023. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “guidance,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These statements are neither promises nor guarantees, and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our ability to manage our future growth effectively; our ability to expand into additional markets; our ability to maintain and strengthen our brand to generate and maintain ongoing demand for our products; our ability to cost-effectively attract new customers and retain our existing customers; our failure to maintain product quality and product performance at an acceptable cost; the impact of product liability and warranty claims and product recalls; the highly competitive market in which we operate; business interruptions resulting from geopolitical actions, natural disasters, or pandemics; risks associated with our international operations; and problems with, or loss of, our suppliers or an inability to obtain raw materials; and the ability of our stockholders to influence corporate matters. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, and any subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, or other filings we make with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Forward-looking statements speak only as of the date the statements are made and are based on information available to Solo Brands at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Availability of Information on Solo Brands’ Website and Social Media Profiles

Investors and others should note that Solo Brands routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the Solo Brands investors website at https://investors.solobrands.com. We also intend to use the social media profiles listed below as a means of disclosing information about us to our customers, investors and the public. While not all of the information that the Company posts to the Solo Brands investors website or to social media profiles is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Solo Brands to review the information that it shares at the “Investors” link located at the top of the page on https://solobrands.com and to regularly follow our social media profiles. Users may automatically receive email alerts and other information about Solo Brands when enrolling an email address by visiting “Investor Email Alerts” in the “Resources” section of Solo Brands investor website at https://investors.solobrands.com.

Social Media Profiles:

https://linkedin.com/company/solo-brands/

https://instagram.com/solobrands/

https://www.facebook.com/groups/368095467245044/